UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 23, 2004

EQUITABLE RESOURCES, INC.
(Exact name of registrant as specified in its charter)

PENNSYLVANIA	1-3551	25-0464690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Oxford Centre, Suite 3300, 301 Grant Street, Pittsburgh, Pennsylvania		15219
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (412) 553-5700

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04.      Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On November 23, 2004, Equitable Resources, Inc. (“Equitable”) sent a notice to the directors and executive officers of Equitable informing them that a blackout period with respect to the Equitable Resources, Inc. Employee Savings and Protection Plan and the Equitable Resources, Inc. Savings Plan will be in effect beginning January 7, 2005 for a period expected to end during the week of January 23, 2005.  Equitable provided the notice to its directors and executive officers in accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR.  Equitable received the notice required by Section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974 on November 23, 2004.

A copy of the notice is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EQUITABLE RESOURCES, INC.
(Registrant)

	By	/s/ David L. Porges
David L. Porges
Executive Vice President and
Chief Financial Officer

November 23, 2004

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Notice of Blackout Period to Directors and Executive Officers of Equitable Resources, Inc. dated November 23, 2004.